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                                                                    EXHIBIT 10.6

                         OCEAN POWER TECHNOLOGIES, INC.

                           INCENTIVE STOCK OPTION PLAN

     SECTION 1. Purpose of the Plan. The purpose of the Ocean Power Technologies, Inc. Incentive Stock Option Plan (the "Plan") is to encourage ownership of the no par value common stock (the "Common Stock") of Ocean Power Technologies, Inc., a New Jersey corporation (the "Company"), by eligible key employees of the Company and to provide increased incentive for such employees to render services and to exert maximum effort for the business success of the Company. In addition, the Company expects that the Plan will further strengthen the identity of key employees with the stockholders generally. Options to be granted under this Plan are intended to qualify as incentive stock options pursuant to Section 422 of the Internal Revenue Code of 1986 as amended (the "Code") as provided in the agreements evidencing the options.

     SECTION 2. Administration of the Plan. The Plan shall be administered by the Compensation Committee (the "Committee"), designated by the Board of Directors (the "Board"), which shall also designate the Chairman of the Committee. The Committee shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum, and all determinations of the committee shall be made by not less than a majority of its members. Any action may be taken by a written instrument signed by a majority of the members of the Committee and action so taken shall be as fully effective as if it had been made by a majority vote of its members at a meeting duly called and held. The Committee may designate the Secretary or other Company employees to assist the Committee in the administration of the Plan, and may grant authority to such persons to execute award agreements or other documents on behalf of the Committee and the Company. Any duly constituted committee of the Board meeting the qualifications of this Section 2 may be appointed as the Committee.

     SECTION 3. Stock Reserved for the Plan. Subject to adjustment as provided in Section 6(k) hereof, the aggregate number of shares of Common Stock which shall be reserved for use upon the exercise of options to be granted from time to time under the Plan is 1,500,000. The shares subject to the Plan shall consist of authorized but unissued shares of Common Stock of the Company and such number of shares shall be and is hereby reserved for sale for such purpose. Any of such shares which may remain unsold and which are not subject to outstanding options at the termination of the Plan shall cease to be reserved for the purpose of the Plan, but until termination of the Plan or the termination of the last of the options granted under the Plan, whichever last occurs, the Company shall at all times reserve a sufficient number of shares to meet the requirements of the Plan. Should any option expire or be cancelled prior to its exercise in full, the shares theretofore subject to such option may again be made subject to an option under the Plan.

     SECTION 4. Eligibility. The persons eligible to participate in the Plan as recipients of options shall include only key employees (including officers and directors who are also key employees) of the Company or any parent or subsidiary corporation (as defined in Section 424 of the Code) of the Company at the time the option is granted; provided, however, that no person shall be eligible to be granted options under the Plan while that person is serving as a member of

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the Committee, although membership on the Committee shall not affect or impair any member's rights under any option granted to that member while he or she was not a member of the Committee. An employee who has been granted an option hereunder shall remain eligible to receive an additional option or options, if the Committee shall so determine.

     SECTION 5. Grant of Options. The Committee shall have discretionary authority (i) to determine, authorize, and designate those key employees of the Company or any parent or subsidiary thereof who are to receive options under the Plan, and (ii) to determine the number of shares to be covered by such options and the terms thereof. The Committee shall thereupon grant options in accordance with such determination as evidenced by a written option agreement. Subject to the express provisions of the Plan, the Committee shall have discretionary authority to prescribe, amend and rescind rules and regulations relating to the Plan, to interpret the Plan, to prescribe and amend the terms of the option agreements (which need not be identical) and to make all other determinations deemed necessary or advisable for the administration of the Plan. Any option granted under this plan shall be granted within ten (10) years from the date set forth in Section 11.

     SECTION 6. Terms and Conditions. Each option granted under the Plan shall be evidenced by an agreement, in a form approved by the Committee, which shall be subject to the following express terms and conditions and to such other terms and conditions as the Committee may deem appropriate.

     a. Option Period. The Committee shall promptly notify the optionee of the option grant and a written agreement shall promptly be executed and delivered by and on behalf of the Company and the optionee, provided that the option grant shall expire if a written agreement is not signed by said optionee (or his agent or attorney) and returned to the Company within 60 days from date of receipt by the optionee of such agreement. The date of grant shall be the date the option is actually granted by the Committee, even though the written agreement may be executed and delivered by the Company and the optionee after that date. Each option agreement shall specify the period for which the option thereunder is granted (which in no event shall exceed ten years from the date of grant) and shall provide that the option shall expire at the end of such period. If the original term of an option is less than ten years from the date of grant, the option may be amended prior to its expiration with the approval of the Committee and the optionee to extend the time; provided that the term as amended is not more than ten years from the date of grant. However, in the case of an option granted to an individual who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or its parent or its subsidiary ("Ten Percent Stockholder"), such period shall not exceed five years from the date of grant.

     b. Option Price. The purchase price of each share of Common Stock subject to each option granted pursuant to the Plan shall be determined by the Committee at the time the option is granted and shall not be less than 100% of the fair market value of a share of Common Stock on the date the option is granted, as determined in good faith by the Committee. In the case of an option granted to a Ten Percent Stockholder, the option price shall not be less than 110% of the fair market value of a share of Common Stock on the date the option is granted.


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     c. Exercise Period. The Committee may provide in the option agreement that an option may be exercised in whole immediately or is to be exercisable in increments. However, no portion of any option may be exercisable by an optionee prior to the approval of the Plan by the stockholders of the Company.

     Options shall not be granted under this Plan, which first become exercisable in any calendar year, and which permit the optionee to purchase shares of the Company having an aggregate fair market value in excess of $100,000, determined at the time of the grant of the options. No optionee may exercise options during a calendar year for the purchase of shares having an aggregate fair market value (determined at the time of the grant of the options) exceeding $100,000, except and to the extent that such options were first exercisable in preceding calendar years.

     d. Procedures for Exercise. Options shall be exercised by the delivery of written notice to the Secretary of the Company setting forth the number of shares with respect to which the option is being exercised. Such notice shall be accompanied by a cashier's check, bank draft, or postal or express money order payable to the order of the Company, or shall be preceded by a cash wire transfer, for an amount equal to the option price of such shares, and shall specify the address to which the certificates for such shares are to be mailed. An optionee shall be deemed to be a stockholder with respect to shares covered by an option on the date the Company receives such written notice and payment of such option price. As promptly as practicable after receipt of such written notification and payment, the Company shall deliver to the optionee certificates for the number of shares with respect to which such option has been so exercised, issued in the optionee's name; provided, however, that such delivery shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the optionee at the address specified pursuant to this Section 6(d).

     At the time of the exercise of any option, the Company may, if it shall determine it necessary or desirable for any reason, require the optionee (or his heirs, legatees, or legal representative, as the case may be) as a condition upon the exercise thereof, to deliver to the Company a written representation of present intention to purchase the shares for investment and not for distribution. In the event such representation is required to be delivered, an appropriate legend may be placed upon each certificate delivered to the optionee upon his exercise of part or all of the option and a stop transfer order may be placed with the transfer agent. Each option shall also be subject to the requirement that, if at any time the Company determines, in its discretion, that the listing, registration or qualification of the shares subject to the option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of or in connection with, the issue or purchase of shares thereunder, the option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

     e. Termination of Employment. If an employee to whom an option is granted ceases to be employed by the Company for any reason other than death or disability, the employee may exercise such option (but only to the extent the optionee would have been entitled to do so at the date of termination) during a three-month period beginning on the date of termination; provided, however, that if an optionee's employment is terminated because of the optionee's dishonesty,


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theft, embezzlement from the Company, disclosing trade secrets of the Company or the commission of a willful felonious act while in the employment of the Company, then any option or unexercised portion thereof granted to said optionee shall expire upon such termination of employment.

     f. Disability or Death of Optionee. In the event of the determination of disability or death of an optionee under the Plan while the optionee is employed by the Company, the options previously granted to the optionee may be exercised (to the extent the optionee would have been entitled to do so at the date of the determination of disability or the date of death) at any time and from time to time, within a twelve (12) month period after determination of the optionee's disability, or any time prior to the expiration of the option in the event of death, by the former employee, by the guardian of the employee's estate, by the executor or administrator of the employee's estate, or by the person or persons to whom his rights under the option shall pass by will or the laws of descent and distribution, but in no event may the option be exercised after its expiration under the terms of the option agreement. An employee shall be deemed to be disabled if, in the opinion of a physician selected by the Committee, the employee is incapable of performing services for the Company of the kind the employee was performing at the time the disability occurred by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long, continuous and indefinite duration. The date of determination of disability for purposes hereof shall be the date of such determination by such physician.

     g. Non-Assignability. An option shall not be assignable or otherwise transferable except by will or by the laws of descent and distribution. During the lifetime of the optionee, an option granted hereunder shall be exercisable only by such optionee.

     h. Incentive Stock Options. Each option agreement may contain such terms and provisions as the Committee may determine to be necessary or desirable in order to qualify an option designated as such as an incentive stock option.

     i. No Rights as Stockholder. No optionee shall have any rights as a stockholder with respect to shares covered by an option until the option is exercised by the written notice accompanied by payment as provided in clause (d) above.

     j. Extraordinary Corporate Transactions. New option rights may be substituted for the option rights granted under the Plan, or the Company's duties as to options outstanding under the Plan may be assumed, by an employer corporation other than the Company, or by a parent or subsidiary of the Company or such employer corporation, in connection with any merger, consolidation, acquisition, separation, reorganization, liquidation or like occurrence in which the Company is involved, so long as the substitution or assumption will allow any incentive stock options to continue to qualify as such. Notwithstanding the foregoing or the provisions of Section 6(k) hereof, in the event such employer corporation, or parent or subsidiary of the Company or such employer corporation, does not substitute new option rights for, and substantially equivalent in terms and economic value to, the option rights granted hereunder, or assume the option rights granted hereunder, the option rights granted hereunder shall terminate and thereupon become null and void (i) upon dissolution or liquidation of the Company, or similar occurrence, (ii) upon any merger, consolidation, acquisition, separation, reorganization,


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or similar occurrence, where the Company will not be a surviving entity or (iii)
upon a transfer of substantially all of the assets of the Company or more than 75% of the outstanding Common Stock; provided, however, that each optionee shall have the right in connection with such dissolution, liquidation, merger, consolidation, acquisition or transfer, to exercise any unexercised option rights granted hereunder, whether then otherwise immediately exercisable or not, so as to permit the optionee to participate as a holder of Common Stock in such transaction if the optionee so chooses. The Company shall give to each optionee at least twenty (20) days prior written notice of any event or transaction of the nature described in the preceding sentence.

     k. Changes in Company's Capital Structure. The existence of outstanding options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, exchanges, or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issuance of Common Stock or other securities or subscription rights thereto, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. However, if the outstanding shares of Common Stock or other securities of the Company, or both, for which the option is then exercisable shall at any time be changed or exchanged by declaration of a stock dividend, stock split, combination of shares, recapitalization or reorganization, the number and kind of shares of Common Stock or other securities which are subject to the Plan or subject to any options theretofore granted, and the option prices, shall be appropriately and equitably adjusted so as to maintain the proportionate number of shares or other securities without changing the aggregate option price.

     l. Stockholder Agreement. The Committee shall provide in the option agreement that prior to receiving any shares of Common Stock or other securities on the exercise of the option, the optionee or the optionee's representative upon the optionee's death shall be required to execute the Company's Stockholder Agreement.

     SECTION 7. Amendment or Termination. The Board of Directors of the Company may amend, alter or discontinue the Plan, but no amendment or alteration shall be made which would impair the rights of any participant, without the participant's consent, under any option theretofore granted, or which, without the approval of the Stockholders of the Company, would: (i) except as is provided in Section 6(k) of the Plan, increase the total number of shares reserved for the purposes of the Plan; (ii) change the class of persons eligible to participate in the Plan as provided in Section 4 of the Plan; (iii) extend the applicable maximum option period provided for in Section 6(a) of the Plan;
(iv) extend the expiration date of this Plan set forth in Section 11 of the Plan; (v) except as provided in Section 6(k) of the Plan, decrease to any extent the option price of any option granted under the Plan; or (vi) withdraw the administration of the Plan from the Committee.

     SECTION 8. Compliance With Other Laws and Regulations. The Plan, the grant and exercise of options thereunder, and the obligation of the Company to sell and deliver shares under such options, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required.


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     SECTION 9. No Right to Company Employment. Nothing in this Plan or as a result of any option granted pursuant to this Plan shall confer on any individual any right to continue in the employ of the Company or interfere in any way with the right of the Company to terminate an individual's employment at any time. Options granted to an optionee that are not vested pursuant to an option agreement shall immediately terminate upon optionee's change to a position which is not that of a key employee of the Company. The option agreements may contain such provisions as the Committee may approve with reference to the effect of approved leaves of absence.

     SECTION 10. Liability of Company. The Company or any affiliated entity which is in existence or hereafter comes into exercise shall not be liable to an optionee or other persons as to:

     a. The Non-Issuance of Shares. The non-issuance or sale of shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares hereunder; and

     b. Tax Consequences. Any tax consequence expected, but not realized, by any optionee or other person due to the exercise of any option granted hereunder.

     SECTION 11. Effectiveness and Expiration of Plan. The Plan shall be effective on the date the Board of Directors of the Company adopts the Plan. The Plan shall expire ten years after the date the Board of Directors approves the Plan and thereafter no option shall be granted pursuant to the Plan.

     SECTION 12. Non-Exclusivity of the Plan. Neither the adoption by the Board nor the submission of the Plan to the Common Stockholders of the Company for approval shall be construed as creating any limitations of the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of restricted stock or stock options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

     SECTION 13. Governing Law. This Plan and any agreements hereunder, shall be interpreted and construed in accordance with the laws of the State of New Jersey and applicable federal law.

     IN WITNESS WHEREOF, and as conclusive evidence of the adoption of the forgoing by the directors of the Company, Ocean Power Technologies, Inc. has caused these presents to be duly executed in its name and behalf by its proper officers thereunto duly authorized as of this 10th day of August, 1994.


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                                        OCEAN POWER TECHNOLOGIES, INC.


                                        By: /s/ George W. Taylor
                                            ------------------------------------
                                        Title: President


ATTEST:


/s/ Charles F. Dunleavy
-------------------------------------
Secretary

[SEAL]


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